                           SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                              (Amendment No.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]


Check the appropriate box:

[_] Preliminary Proxy Statement         [_] Confidential, for Use of the
                                            Commission Only (as Permitted by
[X] Definitive Proxy Statement              Rule 14a-6(e)(2))

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12


                         Tucker Drilling Company, Inc.
               ------------------------------------------------
               (Name of Registrant as Specified In Its Charter)



               ------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:
    (2) Aggregate number of securities to which transaction applies:
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
    (4) Proposed maximum aggregate value of transaction:
    (5) Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:
    (2) Form, Schedule or Registration Statement No.:
    (3) Filing Party:
    (4) Date Filed:

Notes:

                         TUCKER DRILLING COMPANY, INC.
                                 P.O. BOX 1876
                            SAN ANGELO, TEXAS 76902

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD AUGUST 2, 1995



To the Stockholders of
     TUCKER DRILLING COMPANY, INC.


     NOTICE IS HEREBY GIVEN that the annual meeting of the stockholders of Tucker Drilling Company, Inc., a Delaware corporation (the "Company"), will be held at the Holiday Inn, 441 Rio Concho Drive, San Angelo, Texas on August 2, 1995, at 10:00 A.M., local time, for the following purposes:

     (a) To elect six directors of the Company to serve until the next annual meeting of the stockholders or until their respective successors shall be elected and qualified;

     (b) To ratify the selection of Arthur Andersen LLP, independent certified public accountants, as auditors for the Company for the fiscal year ending March 31, 1996; and


     (c) To transact such other business as may properly come before the meeting or any adjournment thereof.

     Only stockholders of record at the close of business on June 9, 1995, are entitled to notice of, and to vote at, the meeting or any adjournment thereof.

     It is desirable that as large a proportion as possible of the stockholders' interests be represented at the meeting. Whether or not you plan to be present at the meeting, you are requested to sign and return the enclosed proxy in the envelope provided so that your stock will be represented. The giving of such proxy will not affect your right to vote in person, should you later decide to attend the meeting. Please date and sign the enclosed proxy and return it promptly in the enclosed envelope.

                                              By Order of The Board of Directors



                                                    CHARLES B. MIDDLEKAUF
                                                         Secretary


SAN ANGELO, TEXAS
June 23, 1995

                         TUCKER DRILLING COMPANY, INC.

                                 P.O. BOX 1876
                            SAN ANGELO, TEXAS 76902

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD AUGUST 2, 1995


    This Proxy Statement is furnished to stockholders of Tucker Drilling Company, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the annual meeting of stockholders to be held on August 2, 1995. Proxies in the form enclosed will be voted at the meeting, if properly executed, returned to the Company prior to the meeting and not revoked. The proxy may be revoked at any time before it is exercised by giving written notice to the Secretary of the Company. The approximate date on which this Proxy Statement and the enclosed proxy card will first be sent to the stockholders is June 23, 1995. The enclosed 1995 Annual Report of the Company does not form any part of the proxy solicitation material.

                           OUTSTANDING CAPITAL STOCK

    The record date for stockholders entitled to vote at the annual meeting is June 9, 1995. At the close of business on that date, the Company had issued and outstanding and entitled to vote at the meeting 2,073,676 shares of Common Stock, $.01 par value.

                       ACTION TO BE TAKEN AT THE MEETING

    The accompanying proxy, unless the stockholder otherwise specifies in the proxy, will be voted (i) for the election as directors of the Company of the six persons named under the caption "Election of Directors"; (ii) for the ratification of the selection of Arthur Andersen LLP, independent certified public accountants, as auditors of the Company for the fiscal year ending March 31, 1996; and (iii) at the discretion of the proxy holders on any other matter or business that may properly come before the meeting or any adjournment thereof. Where stockholders have appropriately specified how their proxies are to be voted, they will be voted accordingly. If any other matter or business is brought before the meeting, the proxy holders may vote the proxies in their discretion. The directors do not know of any such other matter or business.

    To be elected a director, each nominee must receive a plurality of all the votes cast at the meeting for the election of directors. Should any nominee become unable or unwilling to accept nomination or election, the proxy holders may vote the proxies for the election in his stead of any other person the Board of Directors may recommend. Each nominee has expressed his intention to serve the entire term for which election is sought.

    A favorable vote by the holders of a majority of the shares represented at the meeting is required to ratify the selection of Arthur Andersen LLP, independent certified public accountants, as auditors. If the stockholders do not ratify the selection of Arthur Andersen LLP, the selection of independent accountants will be reconsidered by the Board of Directors.

                               QUORUM AND VOTING

    The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum at the annual meeting. In deciding all questions, a holder of Common Stock is entitled to one vote, in person or by proxy, for each share held in his name at the close of business on the record date. Abstentions will be included in vote totals and, as such, will have the same effect on each proposal other than the election of directors as a negative vote. Broker non-votes, if any, will not be included in vote totals and, as such, will have no effect on any proposal.

                             PRINCIPAL STOCKHOLDERS

    The following table sets forth, as of June 9, 1995, information concerning the beneficial ownership of Common Stock of the Company by each person known to the Company to be the beneficial owner of more than 5% of the outstanding shares of the Company's Common Stock.

                                         NUMBER OF SHARES      PERCENT
NAME AND ADDRESS                      BENEFICIALLY OWNED (1)   OF CLASS
- - ----------------                      ----------------------   --------

    Grace & White Inc...............       168,255 (2)           8.11%
    515 Madison Ave. Suite 1700
    New York, New York 10022

    Dimensional Fund Advisors, Inc..       136,500 (3)           6.58%
    1229 Ocean Ave., Suite 650
    Santa Monica, California 90401

    Stavisky Family.................       114,500 (4)           5.52%
    c/o Reid & Priest
    40 West 57th Street
    New York, New York 10019

    Quest Advisory Corp.............       108,600               5.24%
    1414 Avenue of the Americas
    New York, New York 10019

    Larry J. Tucker.................       107,931 (5) (6)       5.16%
    P.O. Box 1876
    San Angelo, Texas 76902

__________

    (1) Unless otherwise indicated, each person has sole voting and dispositive power with respect to the shares set forth opposite his name.

    (2) Includes 166,255 shares for which Grace & White Inc. has no voting power.

    (3) According to Dimensional Fund Advisors Inc. ("Dimensional"), a registered investment adviser, Dimensional is deemed to have beneficial ownership of 136,500 shares of Common Stock as of June 9, 1995, all of which shares are held in portfolios of DFA Investment Dimensions Group Inc., a registered open-end investment company, or the DFA Group Trust and DFA Participation Group Trust, investment vehicles for qualified employee benefit plans, for both of which Dimensional serves as investment manager. Dimensional disclaims beneficial ownership of all such shares.

    (4) Members of the Stavisky Family filed a Schedule 13D with the Securities and Exchange Commission dated July 27, 1994 on behalf of Theresa Stavisky, Aron Stavisky, Nellie Stavisky and Eugene Roshwalb, Trustee for Hedva Stavisky-Weiss, Jeremy Stavisky and Abigail Stavisky-Lipner. Theresa Stavisky, Aron Stavisky and Nellie Stavisky have sole voting and dispositive power over 10,000; 23,000; and 13,000 shares, respectively. Hedva Stavisky-Weiss, Jeremy Stavisky and Abigail Stavisky-Lipner share voting power, and Eugene Roshwalb, Trustee for Halva Stavisky-Weiss, Jeremy Stavisky and Abigail Stavisky-Lipner, has sole dispositive power, over 68,500 shares.

    (5) Excludes 1,100 shares held by Mrs. Larry J. Tucker; Larry J. Tucker disclaims any beneficial interest in all of such shares.

    (6) Includes 11,031 shares held as custodian for a minor child of Larry J. Tucker. Includes 19,400 shares subject to options granted by the Company exercisable on or before August 8, 1995.

                             ELECTION OF DIRECTORS

    Six Directors are to be elected at the meeting. Directors are elected to serve until the next annual meeting of stockholders or until their successors are elected and qualified. The following table sets forth certain information concerning the persons nominated for election as directors of the Company.

                                                NUMBER OF SHARES
                                 DIRECTOR      BENEFICIALLY OWNED    PERCENT
                                  SINCE        ON JUNE 9,1995 (1)   OF CLASS
                             ----------------  -------------------  ---------
    Bruce L. Fly...........       1974               8,905            0.43%
    Larry J. Tucker........       1974             107,931            5.16%
    Marcus H. Cheaney......       1975               7,400            0.36%
    Charles B. Middlekauf..       1981              15,400            0.74%
    T. Mark Tucker.........       1984              84,985            4.07%
    W.P. Carr, Jr..........       1986               7,400            0.36%

    All directors and executive officers as a group (seven persons) beneficially own 247,421 shares or 11.45% of shares outstanding.
__________

(1) Reference is made to the footnotes appearing at the end of the table under "Principal Stockholders". Included above are shares subject to options granted by the Company exercisable on or before August 8, 1995 as follows: Bruce L. Fly, 7,400; Larry J. Tucker, 19,400; Marcus H.
    Cheaney, 7,400; Charles B. Middlekauf, 14,200; T. Mark Tucker, 15,400; W.P. Carr, Jr., 7,400; and all directors and officers as a group, 86,600.

                        DIRECTORS AND EXECUTIVE OFFICERS

    A brief description of each director and executive officer of the Company is provided below. Executive officers are elected by the Board of Directors at its annual meeting and hold office at the pleasure of the Board of Directors or until the next annual meeting or until their successors are elected and qualified.

    Bruce L. Fly, 69, served as Chairman of the Board of Directors of the Company from December 1981 until his retirement in May 1988, and he served as Chief Executive Officer from May 1982 to February 1986. Mr. Fly served as Vice Chairman of the Board of Directors of the Company from May 1980 to December 1981 and as President of the Company for more than five years prior thereto.

    Larry J. Tucker, 47, has served as Chairman of the Board of Directors since May 1988, as President of the Company since May 1980 and as Chief Executive Officer since February 1986. He served as Vice President-Exploration of the Company for more than five years prior thereto.

    Charles B. Middlekauf, 48, has served as Executive Vice President of the Company since August 1984. He also has served as Secretary of the Company since March 1984 and as Treasurer of the Company since May 1980.

    T. Mark Tucker, 41, has served as Vice President-Land of the Company since March 1983 and as landman for the Company since October 1981.

    Marcus H. Cheaney, 71, has served as a Director of Texas Commerce Bank-San Angelo since February 1973, and as Senior Chairman of the Board of Directors of that bank from 1979 until his retirement in February 1986.

    W.P. Carr, Jr., 54, has been an independent oil and gas operator for more than five years.

    Ronald L. Scandolari, 45, has served as Vice President-Contract Drilling of the Company since February 1986. Mr. Scandolari served as Contract Representative for the Company from December 1981 to February 1986.

    Larry J. Tucker and T. Mark Tucker are brothers.

                             EXECUTIVE COMPENSATION
TABLES
    The following tables set forth information relating to officers of the Company whose total annual salary and bonus from the Company exceeded $100,000 for the year ended March 31, 1995.

                           SUMMARY COMPENSATION TABLE

                                                                                        Long Term Compensation
                                                                                  ------------------------------------
                                         Annual Compensation                              Awards              Payouts
                         ----------------------------------------------------     --------------------------- -------
                                                                     Other        Restricted    Number of                   All
Name and                                                             Annual         Stock       Securities        LTIP     Other
 Principal                 Fiscal                                  Compensation     Award(s)     Underlying     Payouts Compensation
  Position                  Year      Salary ($)    Bonus ($)         ($)(1)           ($)     Options/SARS(#)    ($)       ($)
- - ----------------------     ------     ---------     ---------      ------------   ----------   ---------------- ------- ------------

  Larry J. Tucker           1995       147,917       43,750            ---            ---           ---            --    41,600 (2)
   Chairman of the          1994       137,500        2,000            ---            ---           ---            --    41,600 (2)
   Board and President      1993       135,208         ----            ---            ---           ---            --    41,600 (2)


  Charles B. Middlekauf     1995        93,151       29,750            ---            ---           ---            --    29,900 (2)
   Executive Vice           1994        83,910        2,000            ---            ---           ---            --    29,900 (2)
  President, Secretary      1993        82,035         ----            ---            ---           ---            --    29,900 (2)
   and Treasurer

(1) Mr. Tucker and Mr. Middlekauf were provided certain non-cash compensation and personal benefits. However, the aggregate amount of such other compensation for each of them did not exceed $50,000 or 10% of the compensation paid to either of them.

(2) Represents the amount that became vested during the year pursuant to the Tucker Drilling Company, Inc. Supplemental Executive Retirement Plan.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR END OPTION/SAR VALUES

                                                                                          Value of Unexercised
                                                              Number of Unexercised           In-the-Money
                                                                 Options/SARs at             Options/SARs at
                                                                    FY-End (#)                  FY-End ($)

                         Shares Acquired                           Exercisable/                Exercisable/
Name                     on Exercise (#)   Value Realized ($)      Unexercisable               Unexercisable
- - ----                     ---------------   ------------------      -------------               -------------

Larry J. Tucker               ---                ---            19,400 Exercisable              23,350
                                                                   600 Unexercisable               525

Charles B. Middlekauf         ---                ---            15,400 Exercisable              18,350
                                                                   600 Unexercisable               525

                            SEVERANCE PAY AGREEMENTS

    The Company and five of its officers and/or key employees are parties to severance pay agreements pursuant to which amounts would be payable to such persons upon a change in control of the Company followed by such person's termination, significant reduction of job responsibilities, reduction of such person's salary, or because of a required relocation of such person. As of March 31, 1995, Larry J. Tucker would be entitled to $300,000 and Charles B. Middlekauf would be entitled to $190,000 under severance pay agreements upon occurrence of the above mentioned events.

COMPENSATION PURSUANT TO STOCK OPTION PLAN

    In March, 1983 the Board of Directors of the Company adopted the Tucker Drilling Company, Inc. 1983 Incentive Stock Option Plan (the "Option Plan") which was amended and restated in January 1988. The Option Plan was approved by the stockholders of the Company at the Company's 1983 Annual Meeting of the Stockholders and the amendment and restatement were approved by the stockholders of the Company at the Company's 1988 Annual Meeting of the Stockholders. The amendment and restatement provided for: the granting of non-qualified options as well as incentive stock options; both employees and directors to be eligible to receive non-qualified options; an option holder to tender payment of the exercise price in cash, shares of previously owned Common Stock, or a combination of both; and payments upon exercise of stock appreciation rights to be made in shares of Common Stock, cash, or a combination of both. The Board of Directors further amended the Option Plan in August, 1991, to eliminate stock appreciation rights. The Option Plan is administered by the Compensation Committee of the Board of Directors.

    The price at which options are granted must be not less than 100% of the fair market value at the time the option is granted. The option period may not be longer than ten years from the date the option is granted. No options may be granted under the Option Plan after January 31, 1993; however, options granted before the termination date will continue to be effective and subject to the terms of the Option Plan.

    For the year ended March 31, 1995, no options were granted, 7,400 options were exercised and 600 options were terminated. As of March 31, 1995 there were 24 participants in the Option Plan to whom options for an aggregate of 150,500 shares have been granted and were outstanding at an average option price of $5.94 per share.

    In June, 1994 the Board of Directors of the Company adopted the Tucker Drilling Company, Inc. 1994 Non Qualified Stock Option Plan. Officers and directors of the Company are not eligible to receive options. The maximum number of shares available for issuance under the plan is 28,000 shares. The price at which options are granted must not be less than 100% of the fair market value of the stock at the time the option is granted and the option period may not be longer than ten years from the date the option is granted. No options may be granted under the plan after January 31, 1999. Options for 12,000 shares at an average option price of $6.13 per share have been granted as of March 31, 1995.

COMPENSATION PURSUANT TO SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

    Effective April 1, 1991, the Company established the Tucker Drilling Company, Inc. Supplemental Executive Retirement Plan. Pursuant to agreements with participants, the Company is obligated to pay each participant or his beneficiaries a lump sum at such participant's death, disability, or retirement. These obligations are unsecured general liabilities of the Company and are unfunded except to the extent of available death benefits or accumulated cash value of related life insurance policies. Eligible participants and benefits are determined by the Compensation Committee of the Board of Directors of the Company. As of March 31, 1995, there were seven participants in the plan. Benefits accrue to the participants and vest in equal annual amounts over ten years of service beginning April 1, 1991, and the estimated present value of future benefits as of April 1, 1991 are expensed over the same ten year period. The Company, through a grantor trust of which it is beneficiary, owns life insurance policies on the participants, proceeds from which benefits will be paid. Premiums on the life insurance policies either have been paid or will be paid from an annuity contract owned by the grantor trust. There have been no benefits paid to participants since inception of the plan. Larry J. Tucker's fully-vested benefits (at death or normal retirement at age 65) are $416,000, 40% of which was vested as of March 31, 1995. Charles B. Middlekauf's fully vested benefits are $299,000, 40% of which was vested as of March 31, 1995.

                              CERTAIN TRANSACTIONS

    The Company had until January , 1995 a banking relationship with Texas Commerce Bank-San Angelo, of which Marcus H. Cheaney, a director of the Company, is a director. During the year ended March 31, 1995 the Company was not indebted to the bank. A portion of the Company's cash and cash equivalents were deposited with the bank.

    John T. Kipp, a director of the Company until his resignation in February, 1995, is a partner in the law firm of Gardere & Wynne, L.L.P., Dallas, Texas. During the year ended March 31, 1995, Gardere & Wynne acted as General Counsel to the Company.

    John T. Kipp, formerly a director of the Company, and W.P. Carr, Jr., a director of the Company, individually own or did own during the fiscal year interests in oil and gas properties which have been developed or are operated by the Company or in which the Company has invested. The Company bills each of these persons as other owners of interests in properties are billed (on a current basis), or they are billed by operators of properties in which the Company has invested, for their proportionate share of the development cost and operating expenses of such properties. The aggregate indebtedness of the foregoing persons did not exceed $60,000 at any time during the year ended March 31, 1995.

    W.P. Carr, Jr., a director of the Company, or entities in which Mr. Carr has a direct material interest, participated with the Company in certain oil and gas exploration and production activities. Amounts paid to the Company by Mr. Carr or entities in which Mr. Carr has a direct material interest for property and services were not material to the Company. The Company participated in exploration and production activities with entities in which W.P. Carr, Jr. has a direct material interest. Amounts paid by the Company to entities in which Mr. Carr has a direct material interest for property and services were not material to such entities.

    The Board of Directors has a policy as to participation by officers and directors in oil and gas prospects with the Company. Under such policy, the Company will limit participation of officers and directors to 25% in the aggregate for each well, unless a higher participation has been approved by a committee of disinterested directors, the majority of whom are not employees of the Company. In addition, any such participation by officers and directors other than W.P. Carr, Jr. in any Company well will be offered only on the same terms as those offered to persons other than officers and directors. W.P. Carr, Jr. will be offered participation on the same terms as those of the Company. Also, officers and directors are not permitted to compete with the Company for the acquisition, exploration and development of oil and gas properties.

    During the fiscal year ended March 31, 1987, the Company entered into indemnification agreements with each of the directors and officers of the Company pursuant to which the Company agreed to indemnify each of the directors and officers to the full extent permitted by Delaware law.

      COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

    Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the officers and directors of the Corporation and persons who beneficially own more than ten percent of the Corporation's common stock to file reports of securities ownership and changes in such ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than ten-percent beneficial owners also are required by rules promulgated by the SEC to furnish the Corporation with copies of all Section 16(a) forms they file.

    Based sole upon a review for reportable transactions, it has been determined that no reports were required to be filed.

                           BOARD OF DIRECTORS MATTERS

    The Board of Directors of the Company has established an Executive Committee, an Audit Committee and a Compensation Committee to assist the Board in carrying out its duties. The Executive Committee (comprised of Larry J. Tucker, Charles B. Middlekauf and T. Mark Tucker) has authority to act for the Board on most matters during the intervals between Board meetings. The duties of the Audit Committee (comprised of Marcus H. Cheaney, W. P. Carr, Jr., and John T. Kipp until his resignation in February, 1995) include approving the engagement of the Company's auditors for audit and non-audit services requested and considering the independence of the auditors prior to engaging them; reviewing the completed audit; and meeting periodically with the Company's management and auditors to discuss internal accounting and auditing procedures with the Company's financial staff. The Compensation Committee (comprised of Larry J. Tucker, Marcus H. Cheaney, and Bruce L. Fly) has authority to fix compensation of any member of the Executive Committee of the Board of Directors who is also an officer of the Company.

    The Board of Directors has not established a nominating committee. The full Board of Directors is responsible for nominations of Directors. The three executive officers of the Company comprising the Executive Committee met approximately once a month during the year, although only one of the meetings was designated as an official meeting of the Executive Committee. The Board of Directors held four regular meetings during the year ended March 31, 1995. The Audit Committee and Compensation Committee each met two times during the year. Each of the directors attended at least 75% of the aggregate of (1) the total number of meetings of the Board of Directors and (2) the total number of meetings held by all committees on which he served.

    A director who is not an employee of the Company is paid $500 for attendance at each regular meeting of the Board of Directors and $5,000 per year.

                    RATIFICATION OF APPOINTMENT OF AUDITORS

    The Board of Directors voted to employ Arthur Andersen LLP as independent accountants to audit the accounting records of the Company for the fiscal year ending March 31, 1996 and directed that such employment be submitted for ratification by the stockholders of the Company. In recommending the ratification by the stockholders of the employment of that firm, the Board of Directors is acting upon the recommendation of the Audit Committee, which has satisfied itself as to the firm's professional competence and standing. One or more representatives of Arthur Andersen LLP will attend the annual meeting of stockholders to be held on August 2, 1995, will have an opportunity to make a statement and will respond to appropriate questions from stockholders.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF AUDITORS.


                            STOCKHOLDERS' PROPOSALS

    Any proposals that stockholders of the Company desire to have presented at the 1996 annual meeting of stockholders must be received by the Company at its principal executive offices no later than March 1, 1996.


                                 MISCELLANEOUS

    The accompanying proxy is being solicited on behalf of the Board of Directors of the Company. The expense of preparing, printing and mailing the form of proxy and the material used in the solicitation thereof will be borne by the Company. In addition to the use of the mails, proxies may be solicited by personal interview, telephone and telegram by directors and regular officers and employees of the Company. Arrangements may also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held of record by such persons, and the Company may reimburse them for reasonable out-of-pocket expenses incurred by them in connection therewith.

                                              By Order Of The Board Of Directors



                                                    CHARLES B. MIDDLEKAUF
                                                          Secretary


San Angelo, Texas
June 23, 1995

                                     PROXY

                         TUCKER DRILLING COMPANY, INC.

     The undersigned hereby (a) acknowledges receipt of the Notice of the Annual Meeting of Stockholders of Tucker Drilling Company, Inc. (the "Company") to be held at the Holiday Inn, 441 Rio Concho Drive, San Angelo, Texas on August 2, 1995 at 10:00 A.M., local time, and the Proxy Statement in connection therewith, and (b) appoints Larry J. Tucker ad T. Mark Tucker, and each of them, his proxies with full power of substitution and revocation, for and in the name, place and stead of the undersigned or with respect to which the undersigned is entitled to vote and act at said meeting or at any adjournment thereof, and the undersigned directs that his proxy be voted as follows:

(a)  ELECTION OF DIRECTORS
[_]  FOR all nominees                       [_]  WITHHOLD AUTHORITY
     listed below except                         to vote for all
     as marked to the contrary below             nominees listed below

   W. P. CARR, JR., MARCUS H. CHEANEY, BRUCE L. FLY, CHARLES B. MIDDLEKAUF,
                      LARRY J. TUCKER, AND T. MARK TUCKER

INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space below.

     _____________________________________________________________________

(b) TO RATIFY THE SELECTION OF ARTHUR ANDERSEN LLP, INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS, AS AUDITORS FOR THE COMPANY FOR THE YEAR ENDING MARCH 31, 1996.

            [_] FOR            [_] AGAINST               [_] ABSTAIN

(C) In the discretion of the proxies on any other matter that may properly come before the meeting or any adjournment thereof.

                   (Continued and to be signed on reverse side)

- - -------------------------------------------------------------------------------

                          (Continued from other side)

     If more than one of the proxies listed on the reverse side shall be present in person or by substitute at the meeting or any adjournment thereof, the majority of said proxies so present and voting, either in person or by substitute, shall exercise all the powers hereby given.

     THIS PROXY WILL BE VOTED AS SPECIFIED ON THE REVERSE SIDE. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE MATTERS SPECIFICALLY REFERRED TO ON THE REVERSE SIDE.

     The undersigned hereby revokes any proxy or proxies heretofore given to vote upon or act with respect to such stock and hereby ratifies and confirms all that said proxies, their substitutes, or any of them, may lawfully do by virtue thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.

DATED: _______________________, 1995

                                                _______________________________

                                                _______________________________

                                                Please date this proxy and sign
                                                your name exactly as it appears
                                                hereon. Where signing as an
                                                attorney, administrator,
                                                executor, guardian or trustee,
                                                please add your title as such.
                                                If executed by a corporation,
                                                the proxy should be signed by a
                                                duly authorized officer.

                                                Please sign this proxy and
                                                return it promptly whether or
                                                not you expect to attend the
                                                meeting. You may nevertheless
                                                vote in person if you do
                                                attend.